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                                                                   EXHIBIT 10.33
                                                                   -------------


                  SUMMARY OF THE TERMS OF THE LEASE AGREEMENT
             CONCERNING THE COMPANY'S NEW FACILITY IN BEIT SHEMESH



Leased area in square
---------------------
meters (gross):                       1770
--------------                        ----
    Date of the agreement:

                                March 18, 1996
                                --------------

                         Between:Mori Investments Ltd.
                         -----------------------------

                               64 Sokolov Street
                               -----------------

                                Ramat HaSharon
                                --------------

                          (hereinafter "the Company")
                          ---------------------------



                       and : Electric Fuel (E.F.L.) Ltd.
                       ---------------------------------

                            Company No.. 51-1532637
                            -----------------------

                         Kiryat Hamada 5, Har Hotzvim
                         ----------------------------

                                P.O. Box 23073
                                --------------

                                   Jerusalem
                                   ---------

                                Tel: 02-5890890
                                ---------------

                             Facsimile: 02-5322252
                             ---------------------

                          (hereinafter "the Lessee")
                          --------------------------

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TERM OF THE LEASE
-----------------
    The lease period shall begin on March 20, 1996 and end on March 19, 1999. The Lessee may extend the term of the lease for an additional two year period.

RENT
----
    The Lessee shall pay the Company on the 1st of each month the amount of NIS 21,240, plus linkage differentials as specified below. The rent will increase by 3% per annum in addition to the linkage differentials.

           Index: the Consumer Price Index published by the Central Bureau of Statistics.

           The Basic Index:  the index published on February 15, 1996

           New Index: the last index published before a payment date specified in this Agreement.

           Linkage differentials: the difference between the New Index and the Basic Index, divided by the Basic Index and multiplied by the amount of the rent under this Agreement.

    The Lessee will give the Company an advance equal to four (4) monthly rent payments.

    It is agreed between the parties that, without derogating from the Company's rights, if the Lessee does not pay rent on time and continues not to pay after receiving written notice of the delinquency, then, after 30 days, the Company shall be entitled to demand six (6) months payment of rent.

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    If the Lessee cancels the lease prior to the end of the lease period, the
Lessee will still be obligated to pay the entire amounts according to this agreement. If the Company succeeds in leasing the building to a new tenant, then the Lessee is charged three (3) months rent plus



           the difference between the lessee's rent and the new rent if the new rent is less than the lessee's rent.


           ADEQUACY
           ---------
               The Lessee confirms that it has seen and examined the Premises and found no inadequacies.


           PERMITS
           --------
               The Lessee shall be responsible for obtaining all the permits necessary under the law to manage its business.


           MAINTENANCE OF THE PREMISES
           ----------------------------
               The Lessee shall be responsible for the maintenance of the Premises and shall pay for any defects or damages caused to the Premises.


               Any changes in the leased building must receive Company's written approval.

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           ASSIGNMENT OF RIGHTS
           ---------------------
               The Lessee shall not be entitled to assign the rights granted to it under this Agreement without written permission of the Company, which may be withheld, but for reasonable reasons only.

               The Company shall be entitled to assign its rights and duties, subject to the condition that the Lessee's rights shall not be prejudiced.


           VACATION OF THE PREMISES
           -------------------------
               The Lessee shall vacate the Premises at the end of the lease period. Without derogating from the above, in the event that the Lessee does not vacate the Premises, the lessee will pay the Company a fixed and pre-determined amount of $200 for each day of the delay.


           TERMINATION OF THE AGREEMENT
           -----------------------------
        (a) The parties agree that this Agreement may be considered terminated by the Company in the event of any of the following:

               1. The Lessee's debts to the Company were not paid within 30 days.

               2. The Lessee's right in the Premises were assigned to another.

               3. The Lessee loses its status as an industrial company according to the Law for Encouragement of Capital Investments 1959.

               4. Changes to the building without permission.

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               5. The Lessee declares bankruptcy.

               6. The public premises were used in a manner that breached this
                  Agreement.

               7. Liens were placed on the Lessee's rights in the building and the Lessee did not have them removed within 45 days of the attachment.

        (b) In the event that this Agreement has been terminated, the Premises shall be vacated within 30 days of the receipt of notification.

        (c) This clause does not derogate from the Company's rights in accordance with this Agreement or law.

        (d) If the Lessee vacates the Premises, the lessee shall not be entitled to any compensation and/or payment from the Company.


           PAYMENT ON BEHALF OF THE LESSEE
           --------------------------------

        (a) The Company shall be entitled to make any payment on behalf of the Lessee.

        (b) The Lessee shall pay the Company back immediately for any payment as above.


           TAXES
           ------
             The Lessee shall pay all taxes and government fees relating to the Lessee's business and/or applicable to the Lessee or to the Premises during the term of the Lease.

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           PROTECTED TENANT
           ----------------
             The parties declare that the Lessee is not a Protected Tenant according to the Law for the Protection of Tenants, 1972.


           LEGAL EXPENSES
           --------------
             In event that the tenant does not vacate the Premises in accordance with this Agreement, the Lessee shall, in addition to all the other remedies under this Agreement and law, pay all of the Company's legal expenses regarding the vacation of the Premises.


           INTEREST AND LINKAGE
           --------------------
             The Parties agree that for each late payment, the Lessee shall also pay the Company interest in regard to the late payment at double the interest rate paid on overdrafts in Bank Leumi, from the date the debt was created until the date of repayment.


           VALUE ADDED TAX
           ----------------
             Any sum to be paid by the Lessee shall obligate the Lessee to pay V.A.T. in accordance with its legal rate on the date of payment or its deposit.


           SECURITY AND GUARANTEES
           -----------------------
             The Lessee hereby gives the Company a promissory note for the amount of NIS 100,000, signed by the Lessee and by Electric Fuel Corporation ("EFC"). The Lessee empowers the Company irrevocably to fill in the date of payments of the promissory note.

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           The Company shall be entitled to present this promissory note in the event that the Lessee does not fulfill its obligations under this Agreement or does not vacate the Premises on time.



        NOTES
        ------

           For the removal of any doubt, any note given by the Lessee to the Company in accordance with this Agreement shall be linked to the Consumer Price Index.

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